Exhibit 99.1

MET PRO CORPORATION

MPR LISTED NYSE

# ROTH 22nd Annual OC Growth Stock Conference

*March 16, 2010*

www.met-pro.com

MET PRO CORPORATION

MPR LISTED NYSE

U.S. SECURITIES AND EXCHANGE COMMISSION
MCMXXXIV

www.met-pro.com

This presentation includes forward-looking statements which
reflect the Company’s current views with respect to future
events and financial performance, but involve uncertainties
that could significantly impact results. The Private Securities
Litigation Reform Act of 1995 provides a “safe harbor” for
such forward-looking statements.

MET PRO CORPORATION
MPR LISTED NYSE

www.met-pro.com

Company Profile
• Leading niche-oriented global provider of solutions and
 products for product recovery, pollution control, and fluid handling applications
• Diverse, synergistic product offering
• Strong global brand recognition
• Approximately 40% of sales derived from recurring parts
 and consumables sales
NYSE: MPR
Met-Pro: Protecting our environment while serving
business and industry around the world

Investment Highlights
• Provider of green technologies for:
 – Air
 – Water
• Market leader in numerous niche-markets
• Strong balance sheet
 – High cash balance
 – Low debt
• Strong cash flows from operating activities
• Flexible manufacturing strategy
 – Minimizes growth constraints
 – Increases global sales competitiveness
 – Reduces risks during down turns
• Experienced management team
• Dividend paid for 35 consecutive years

Continuous Improvement
• Created Met-Pro Environmental Air Solutions
 – Consolidation of Duall, Flex-Kleen and Systems business units
• Established Met-Pro Industrial Services, Inc.
• Efficiency improvements and lower costs realized through:
 – “Lean” enterprise initiative
 – Global sourcing
 – More effective logistics
 – Flexible manufacturing strategy
 – Value engineering
 – Disciplined cost management
• Increased global sales coverage
• Invested in research and development
 – Producing new products
 – Improving existing products

MET PRO CORPORATION

MPR LISTED NYSE

www.met-pro.com

Businesses
Product Recovery/
Pollution Control
44.8%
Filtration/
Purification
12.7%
Fluid Handling
30.6%
Mefiag
Filtration
11.9%
2010 Sales
$80.1 Million

MET PRO CORPORATION
MPR LISTED NYSE

www.met-pro.com

International
• Rapid industrialization
 of international markets
 represents significant
 growth opportunity

FYE 2010

$19.6 Million
24.5%
International
Sales
75.5%
U.S. Sales
Europe
32.0%
Asia
20.6%
Canada
21.0%
Africa &
Middle East
13.0%
Other
13.4%

MET PRO CORPORATION

MPR LISTED NYSE

3M

WM WASTE MANAGEMENT

USS

intel

Exelon

Lilly

Penn University of Pennsylvania

SAMSUNG

BECHTEL

Schering-Plough

GE

Kimberly-Clark

DUPONT

JOHNSON CONTROLS

P&G

MOTOR HARLEY-DAVIDSON COMPANY

Turner

Johnson & Johnson

CATERPILLAR

Chevron

Memorial Sloan-Kettering Cancer Center

BOEING

www.met-pro.com

Customers & Major Markets
• Over 8,000 active customers
 – Well-diversified cross-section
 of industries including
 Fortune 1000 companies
• Major markets include:
 – Pharmaceutical
 – Chemical/petrochemical
 – Food processing
 – Metal finishing
 – Saltwater aquariums
 – Refinery
 – Semiconductor/electronics
 – Municipalities
 – Universities
 – Hospitals/public health
 – Government facilities
No One Customer Accounts for More
 Than 10% of Met-Pro’s Business

MET PRO
CORPORATION

MPR
LISTED
NYSE

BIO-PRO

www.met-pro.com

Products from Single Units…
Mefiag Filter System
Flex-Kleen Dust Collector
Fybroc FRP Pumps
Strobic Air Patented
Tri-Stack™ Fan
Dean
Metallic Pumps
Sethco
Thermoplastic
Pumps
Keystone
Custom Filter
Cartridges
Duall BIO-PRO™ Bioscrubber
Pristine Water
Treatment
Chemicals

…to Large, Complex Systems
Dean High
Temperature Pumps
Fybroc FRP Pumps
Mefiag Filter Systems
Duall Multi Component
Hot Gas Scrubber System
Flex-Kleen
Dust Collectors
Systems Rotary
Concentrator and
Recuperative
Thermal Oxidizer
Strobic Air Patented
Tri-Stack™ Fans

MET PRO CORPORATION

MPR LISTED NYSE

www.met-pro.com

Growth Drivers
• Global growth of “green” initiatives
 – Water purification
 – Sewage treatment
 – Air purification
 – Energy conservation
• Geographical and vertical market expansion
• New product introductions
• Acquisitions, technology licensing,
 and strategic business partnerships
• Maintenance, repair, upgrade and
 retro-fit opportunities, from expanding
 installed base
• New markets

New Products
• Launched the Smart System™ energy-saving
 laboratory exhaust system
• Upgraded our Bio-Pro™ biological scrubber
 product line
• Introduced nano-technology filtration products
• Completed development of the world’s most extensive
 line of mag-drive “All-FRP” pumps
• Designed, tested and sold first Hydro-Lance™ wet
 dust collector with Clean-In-Place (CIP) features
 typically required for use in food and beverage
 industry applications

Strategy
• Capitalize on global niche-oriented growth
 opportunities through:
 – Strong customer focus
 – Geographic expansion
 – New product introductions
 – Accretive acquisitions, technology licensing and
 strategic business partnerships
 – Leveraging existing relationships to maximize
 penetration of Met-Pro products
 – Optimization of synergies within Met-Pro

Example
• Combines Duall, Flex-Kleen and Systems
• Takes advantage of synergies
• Improves capacity utilization
• Reduces cost structure
• Improves our competitive positioning and profitability
• Provides opportunity to gain market share
 – Penetrate markets where we currently have limited
 or no presence
• Allows us to service customers more effectively
Met-Pro Environmental Air Solutions

Margin Improvement Strategy
• Continue to expand margins through:
 – Pricing power
 – Single source solutions
 – Global sourcing
 – Volume discounts
 – Consolidation
 – Leveraged operating expenses
 – Improved project execution
 – Lean enterprise/continuous improvement
 – Disciplined cost management

MET PRO CORPORATION

MPR LISTED NYSE

## Fiscal Year 2009

www.met-pro.com

Financial Highlights
(in 000’s, except per share amounts)
Fiscal Year 2010
Net Sales
$103.4
$80.1
Gross Profit
$36.1
$27.4
Gross Profit %
34.9%
34.2%
S, G & A
$22.0
$20.9
Operating Income
$14.1
$6.5
Net Income
$9.9
$4.4
Diluted EPS
$0.65
$0.30

16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
Millions ($)
2007
2008
2009
2010

www.met-pro.com

Cash Flows from Operating Activities
$3.9
$9.9
$12.1
$15.6
For FYE 1/31

Strong Financial Condition
$2.14
per share
Total Debt
Total Assets
Shareholders’ Equity
Cash
4.1
104.6
81.0
31.4
Millions ($)
1/31/2010
$
$
$
$
Debt to Equity
Ratio = 5.0%

MET PRO CORPORATION

MPR LISTED NYSE

0.25
0.20
0.15
0.10
0.05
0.00
Dollars ($)
2007
2008
2009
2010

www.met-pro.com

35 Straight Years of Dividends
$.191
$.207
$.240
$.230
For FYE 1/31

MET PRO CORPORATION
MPR LISTED NYSE

***Over the long-term, we are confident that Met-Pro Corporation is well positioned to capitalize on the very powerful trends toward global environmental stewardship, energy efficiency, and process improvement.***

www.met-pro.com

Summary
• New Order Bookings up $5.1 million (+13%) in 2nd
 half of 2010 vs. 1st half of 2010
• Large Project Bookings up $3.7 million (+73%) in 2nd
 half of 2010 vs. 1st half of 2010
• Backlog up $2.0 million FYE 2010 vs. FYE 2009

# Thank You!

## *Additional Questions, Please Contact:*

**Raymond J. De Hont**
*Chairman, CEO and President*

215-723-6751
rdehont@met-pro.com

**Gary J. Morgan**
*Chief Financial Officer*

215-723-6751
gmorgan@met-pro.com

www.met-pro.com